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                                                                 Exhibit 23.2

                   Consent of Independent Public Accountants
                   -----------------------------------------



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated May 13, 1998 included in InnSuites Hospitality Trust's (formerly Realty ReFund Trust) Form 10-K for the year ended January 31, 1998 and to all references to our Firm included in this Registration Statement.

                                       ARTHUR ANDERSEN LLP


Cleveland, Ohio,
December 30, 1998.